UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2009

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Form 8-K previously filed on June 19, 2009 inadvertently indicated that the information was filed under Item 8.01.  The purpose of this amendment is to reflect its filing under Item 7.01.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

        On June 12, 2009, Chesapeake Energy Corporation held its 2009 Annual Meeting of Shareholders.  The transcript of this meeting and the presentation from the meeting are filed herewith as Exhibits 99.1 and 99.2, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

    (d) Exhibits.  See "Index to Exhibits" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary

Date:                      June 22, 2009

EXHIBIT INDEX

Exhibit No.	Document Description

99.1*	2009 Annual Meeting of Shareholders Transcript

99.2*	2009 Annual Meeting of Shareholders Presentation

* Filed herewith.